                                                                    Exhibit 32.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                           PURSUANT TO 18 U.S.C. 1350
                 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, Warren G. Lichtenstein, Chief Executive Officer (Principal Executive Officer) of SL Industries, Inc. (the "Registrant"), certify that to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended June 30, 2004 of the Registrant (the "Report"):

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                         By: /s/ Warren G. Lichtenstein
                                             -----------------------------------
                                              Warren G. Lichtenstein
                                              Chief Executive Officer
                                              Date: August 9, 2004

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